GUINNESS|ATKINSON	Global Innovators Fund
F U N D S	Nasdaq Symbol: IWIRX
Summary Prospectus
                                                                                                           05 | 01 | 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Prospectus and Statement of Additional Information, both dated May 1, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:
Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee (as a percentage of amount redeemed):(1)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.75%
Distribution (12b-1) Fees:	None
Other Expenses:	0.65%
Total Annual Fund Operating Expenses:	1.40%
(1) You will be charged a 2% fee if you redeem or exchange shares of this Fund within 30 days of purchase.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee, and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.49% of the average value of its portfolio.

Principal Investment Strategies
The Global Innovators Fund invests in securities of companies that the Advisor believes are positioned for advances in technology, communications, globalism or innovative management.  The Fund will consider all companies in the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union.  The Fund also may consider investments in developed and emerging stock markets in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand.  Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.  The Advisor will invest the Global Innovators Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.  The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks due to lower liquidity and higher volatility;
•	Foreign stock markets in which the Fund invests decline in value;
•	Foreign stocks in which the Fund invests fall out of favor with investors;
•	Technology or telecommunication stocks fall out of favor with investors;
•	Technology companies lose money due to intense pricing pressure or high capital investment costs;
•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•
The Fund declines in value due to its non-diversification status which exposes it to greater loss because, under the Investment Company Act of 1940, there is no restriction on how much the Fund may invest in the securities of a single issuer; or

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website: www.gafunds.com.

Prior to April 28, 2003, the Global Innovators Fund was known as the Wired Index Fund and its investment objective was long-term capital appreciation primarily through investing in companies that comprise the Wired Index.  In contrast, the Global Innovators Fund’s current investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in companies that the Advisor believes are positioned to benefit from advances in technology and communications; globalism; or innovative management.  In contrast to its strategy when it was known as the Wired Index Fund, the Global Innovators Fund is actively managed and may invest in companies that may not be a part of the Wired Index.  The performance information presented for the period from January 1999 through April 2003 reflects management of the Fund consistent with investment policies in effect when it was known as the Wired Index Fund and might have been different if the Fund’s investments had been managed under its current investment policies for that period.

During the period shown in the bar chart, the best performance for a quarter was 40.06% (for the quarter ended December 31, 1999).  The worst performance was -29.68% (for the quarter ended September 30, 2001).

Average Annual Total Returns as of 12/31/08	One Year	Five Year	Ten Year
Global Innovators Fund:
Return Before Taxes	-45.42%	-0.53%	-0.96%
Return After Taxes on Distributions(1)	-45.79%	-0.67%	-1.28%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-28.90%	-0.41%	-0.89%
Nasdaq Composite Index	-39.98%	-3.95%	-2.71%
S&P 500 Index	-36.99%	-2.19%	-1.38%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness Atkinson Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Timothy W.N. Guinness, Chief Investment Officer, has been a lead manager of the Fund since 2003.  Edmund Harriss, Portfolio Manager, has been a co-manager on the Fund since 2003.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness Atkinson Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness Atkinson Fund family)	$5,000	$250
Regular (current shareholder of another Guinness Atkinson Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

Global Innovators Fund	GUINNESS|ATKINSON
Nasdaq Symbol: IWIRX	F U N D S